Jun. 22, 2020
ETFMG Travel Tech ETF
ETFMG Travel Tech ETF
Supplement to the

Summary Prospectus
dated February 13, 2020, as previously supplemented
and
Prospectus
dated February 10, 2020, as previously supplemented

of the

ETFMG Travel Tech ETF (AWAY)
(the “Fund”)
September 14, 2020
Important Notice Regarding Changes to the
Principal Investment Strategies of the Fund
Effective immediately, the third and fourth paragraphs in the section entitled “Principal Investment Strategies — Prime Travel Technology Index NTR” are revised to read as follows:

Principal Investment Strategies — Prime Travel Technology Index NTR
The Index has a quarterly review in March, June, September, and December of each year upon which the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index, including any additions or deletions, and the constituent weights are determined on the Thursday before the first Friday of each March, June, September, and December (or the next business day that day is not a business day) (also known as the “Selection Day”). Component changes are implemented as of the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.
At the time of each reconstitution, the companies in the Index are weighted using a proprietary weighting methodology (the “Methodology”) that weights the securities based on market capitalization and average daily value traded. The larger and more frequently traded companies, based on the Methodology, will receive a higher score compared to smaller and less frequently traded companies. As of September 10, 2020, the Index had 28 components, 22 of which were foreign companies.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.